Exhibit 99.1

CIBC World Markets April 11th, 2007 Discovering excellence, driving clinical successTM

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s plans to develop PS433540, a compound from its DARA program, Pharmacopeia’s Phase 1 clinical studies and proposed Phase 2 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s ability to successfully perform under its collaborations with Cephalon, GlaxoSmithKline, Organon, and Wyeth, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia's ability to raise additional capital, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Value Drivers - Balanced Risk Biopharmaceutical company Focused on cardiovascular and immunological diseases Deep pipeline of potential blockbusters 6 programs in active clinical development Leader in developing DARA – Phase 1 initiated 02/07 First-in-class dual-acting ARB and ERA for hypertension and kidney disease Phase 2 CXCR2 antagonist for COPD From collaboration with Schering-Plough Discovery and development partnerships with industry leaders GSK, Cephalon, Bristol-Myers Squibb, Schering-Plough, Organon, Wyeth

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 p38 kinase inhibitor approaching Phase 2 DARA in Phase 1 Strong strategic partnerships Organon strategic alliance with co-commercialization option Wyeth R&D agreement on JAK3 inhibitors GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

Inflammation PS386113 Asthma/Allergy* VLA-4 PS460644 Angiogenesis avb3/avb5 Parkinson’s Adenosine A2A Rheumatoid/MS CCR1 Derm/Ocular JAK3 Topical Immuno/Inflam JAK3 Inflammation PS873266 Respiratory PS948115 Oncology PS241541 Cardiovascular DARA PS433540 Metabolic Disease PS522501 Oncology PS095760 Rheumatoid Arthritis p38 PS540446 COPD CXCR2 PS291822 NDA Filed III II I Development Optimization Lead Generation Program Clinical Phase Preclinical One of the Deepest Portfolios in Biotech 6 programs active in the clinic 3 programs in preclinical development 4 internal programs in lead optimization * VLA-4 IND currently inactive

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 p38 kinase inhibitor approaching Phase 2 DARA in Phase 1 Strong strategic partnerships Organon strategic alliance with co-commercialization option Wyeth R&D agreement on JAK3 inhibitors GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

CXCR2 Antagonists CXCR2 receptor expressed on neutrophils, monocytes and microvascular endothelial cells Multiple ligands – induced by IL-2, TNFa - including IL-8, GROa attract immune cells to sites of inflammation Expected utility in inflammatory lung disease including COPD

CXCR2 Antagonists COPD includes chronic bronchitis and emphysema By 2010, expected to be 3rd leading cause of death in US In 2001 there were > 12 million diagnoses Current market = ~$9 billion CXCR2 antagonist in clinical development with Schering-Plough Active against biomarker at 50 mg in volunteers Phase 2 clinical development on-going in COPD Typical Phase 2 study length ~1 year Currently only clinical-stage competitor is GSK in Phase 2

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 p38 kinase inhibitor approaching Phase 2 DARA in Phase 1 Strong strategic partnerships Organon strategic alliance with co-commercialization option Wyeth R&D agreement on JAK3 inhibitors GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

p38 MAP Kinase Inhibitors Mechanism of Action MK2 TNF a IL-1 RA – anti IL-1 Kineret Expected to block the pro-inflammatory effects of TNFa, IL-1b, IL-6 Expected utility in RA, COPD, Psoriasis & IBD

p38 MAP Kinase Inhibitors p38 kinase inhibitors for inflammatory diseases RA target population of 2.1 million patients Current RA market $5.6B in US alone PS540466 approaching Phase 2 Well tolerated in multiple Phase 1 trials Currently in RA patients receiving methotrexate Back up compound entered Phase 1 in 12/05 Leading competitors GSK and Vertex in Phase 2

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 p38 kinase inhibitor approaching Phase 2 DARA in Phase 1 Strong strategic partnerships Organon strategic alliance with co-commercialization option Wyeth R&D agreement on JAK3 inhibitors GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

DARA – First-in-class DARA combines the properties of two marketed product classes Angiotensin II (Type 1) receptor blockers (ARBs) ETA selective endothelin receptor antagonists (ERAs) DARA could improve treatment of several cardiovascular diseases Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA) US Patients (millions) Hypertension ~30 Diabetic kidney disease (nephropathy) 9.0 Congestive heart failure (esp. diastolic) 3.2 Pulmonary arterial hypertension (orphan) 0.1

 ARB + ERA = Synergistic Combination Angiotensin II and Endothelin 1 Vasoconstriction Tissue proliferation and fibrosis Inflammation Preclinical Results - Hypertension Potent blockade of endothelin and angiotensin by oral route Potent BP lowering in two preclinical models predictive of activity in hypertension, viz., SHR and DOCA salt models Avosentan Phase 2 Clinical Results - Diabetic Nephropathy Investigational ETA antagonist added to RAS blockade: Improved renal hemodynamics over RAS blockade alone Marked decrease in urinary albumin excretion rate and proteinuria over RAS blockade alone

PS433540 – Potent as ARB and ERA

Pharmacopeia


Angiotensin group
Endothelin group
H₃C
N
O
N-N
S
CH₃

Irbesartan(Avapro®)
AT_1 antagonist

PS-433540 (DARA)
AT_1 and ET_A antagonist

BMS-193884
ET_A antagonist

Compound	Angiotensin IC_{50} (nm, human)	Endothelin IC_{50} (nm, human)
Irbesartan (Avapro)	2	> 10,000
BMS-19384	> 10,000	1.4
PS-433540 (DARA)	3	12

PS433540 – Antihypertensive Activity

Pharmacopeia

Effect of Irbesartan and PS433540 on Mean Arterial BP in Spontaneously Hypertensive Rats (SHR)



10 µmol/kg
days 15 - 21
30 µmol/kg
days 22 - 28
100 µmol/kg
days 29 - 35
Mean arterial pressure mm Hg
220
200
180
160
140
120
100
80
15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Days of dosing drug p.o.
Vehicle
Irbesartan
PS433540

PS433540 reduces blood pressure more than Irbesartan (Avapro) at 30 and 100 mmol/kg

New Treatment Options Antihypertensive effect of PS433540 would support potential in hypertension and diabetic kidney disease Opportunity for DARA to be an attractive option in hypertension and kidney disease Combine ARB and ERA activity in a single compound, once-a-day pill Avoid polypharmacy typical of current treatment protocols Provide superior safety and compliance in a single compound

Early Clinical Evaluation Phase 1 Safety and Pharmacology in Healthy Subjects Establish Safety SAD (Single Ascending Dose) – up to 6 dose levels MAD (Multiple Ascending Dose) – up to 4 dose levels Confirm Dual Activity Mechanism Angiotensin Challenge in Healthy Volunteers Endothelin Challenge in Healthy Volunteers Phase 2 Proof of Concept in Hypertensive Patients Establish Blood Pressure Lowering Activity Double-Blind Placebo Controlled Study in Hypertension

Single Ascending Dose Study Complete Double-blind, randomized, placebo-controlled study to assess safety and tolerability after oral administration of single escalating doses to healthy male subjects Protocol Outline 7 groups – placebo, 20, 50, 100, 250, 500, 1000 mg 8 subjects per cohort – six PS433540, two placebo Blood and urine sample collection at multiple time points post dosing Comprehensive clinical and laboratory analyses Top Line Results Dose proportional pharmacokinetics Pharmacokinetic profile consistent with once-a-day dosing At expected therapeutic dose levels T1/2 > 10 hrs Well tolerated in this study at all dose levels No significant safety findings

DARA Development Schedule Complete data and material transfer from BMS 2Q-06 Synthesis of 2 Kg GMP of active ingredient (API) 3Q-06 Pre-IND meeting with FDA 08/15/06 3Q-06 Submit IND 12/28/06 1Q-07 ‘First in man’ dosing 02/13/07 1Q-07 Complete AII challenge study Mid-07 Complete ET challenge study 3Q-07 Complete multiple ascending dose study 2H-07 Initiate Phase 2 Proof of Concept 1H-08

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 p38 kinase inhibitor approaching Phase 2 DARA in Phase 1 Strong strategic partnerships Organon strategic alliance with co-commercialization option Wyeth R&D agreement on JAK3 inhibitors GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

Strategic Partnerships Late stage optimization programs Upfront $15 million technology access fee Up to $35 million per program in milestones Double-digit royalties Builds portfolio and financial runway Pharmacopeia prosecutes Phase 1 and Phase 2 Non-dilutive tranched funding - $15 million Up to $83 million per program in milestones Double-digit royalties Builds portfolio and clinical infrastructure

Strategic Partnerships Alliance to develop and commercialize JAK3 Inhibitors for Immunological and Inflammatory Diseases Upfront payment for discovery phase program - $5 million Up to $9MM in research funding over 3 years Up to $175MM in preclinical, clinical and commercialization milestones Double-digit royalties on any sale of a collaboration product by Wyeth Pharmacopeia retains all commercial rights to topical products for ophthalmology and dermatology

Strategic Partnerships New Alliance to discover and develop candidates with an option to co-commercialize therapeutic products Upfront payment for discovery collaboration - $15 million Research funding over 5 years - $20 million Buy-up option to co-develop and co-commercialize Preclinical, clinical and commercialization milestones Royalties on any sale by Organon of a collaboration product

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 p38 kinase inhibitor approaching Phase 2 DARA in Phase 1 Strong strategic partnerships Organon strategic alliance with co-commercialization option Wyeth R&D agreement on JAK3 inhibitors GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

Financial Summary For the year ended December 31st, 2006 $16.9 million in net revenue $ 27.8 million in net loss (including $2.0 million non-cash charge) Cash, Cash Equivalents and Marketable Securities $46.1 million as of December 31, 2006 $20 million upfront payments from Wyeth and Organon in 1Q-07 December 31, 2007 year end cash balance guidance $50 million - $55 million

Stock Information Stock Exchange: NASDAQ Stock Symbol: PCOP Shares Outstanding (03/09/2007): 21.3 million 52- Week Range: $3.56 - $6.51 Daily Trading Volume (04/05/2007)*: >80,000 shares Market Capitalization (04/05/2007): ~ $125 million Enterprise Value**: ~ $60 million *Trailing 30-day average **Calculated on cash and liquid investments as of 12/31/2006 and upfront payments received in Q1 2007 Analyst Coverage: Joe Pantginis Jose Haresco Brian Lian Canaccord Adams Merriman Curhan Ford CIBC October, 2005 December, 2005 December, 2006

Pharmacopeia Today DARA Phase 1 clinical development on-going First-in-class approach to significant markets Hypertension Diabetic Nephropathy Partnered clinical programs advancing CXCR2 antagonist in Phase 2 for COPD (partnered with Schering-Plough) p38 kinase inhibitor for inflammatory disease – approaching Phase 2 (partnered with Bristol-Myers Squibb) Portfolio of programs for major immunological diseases JAK3 topical for psoriasis, uveitis and dry eye CCR-1 for rheumatoid arthritis and multiple sclerosis Strategic partnerships with Pharma and Biotech Joined forces with GlaxoSmithKline and Cephalon JAK3 partnership with Wyeth in immunological and inflammatory disease Strategic alliance with Organon with option to co-commercialize

Discovering excellence, driving clinical successTM